                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549



                             -------------------

                                  FORM 8-K
                               Current Report


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report:   May 15, 1996
                                         ------------




                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)



           Virginia                         0-25762             54-1719855
- --------------------------------       ----------------     ----------------
(State or other jurisdiction of        (Commission           (IRS Employer
       incorporation)                   File Number)        Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                   23060
- --------------------------------------------------                   -----
  (Address of principal executive offices)                         (Zip Code)


            (Registrant's telephone number, including area code):
                               (804) 967-1000



       (Former name or former address, if changed since last report):
                               Not Applicable

ITEM 5.       OTHER EVENTS.

              The April, 1996 monthly Certificateholders Statements to investors were distributed May 15, 1996.

ITEM 7 (c).   EXHIBITS

              The following are filed as exhibits to this Report under
              Exhibit 28:

              1.  April Performance Summary
              2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              3. Series 1993-3 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              4. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              5. Series 1994-1 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              6. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              7. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              8. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of April, 1996.
              9. Series 1994-A Certificateholders' Statement for the month of April, 1996.
              10. Series 1995-1 Class A and Class B Certificateholder's
                  Statements for the month of April, 1996.
              11. Series 1995-2 Class A and Class B Certificateholder's
                  Statements for the month of April, 1996.
              12. Series 1995-3 Class A and Class B Certificateholder's
                  Statements for the month of April, 1996.
              13. Series 1995-4 Class A and Class B Certificateholder's
                  Statements for the month of April, 1996.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CAPITAL ONE MASTER TRUST

                                             By:   CAPITAL ONE BANK
                                                   Servicer


                                             By:    /s/ David M. Willey
                                                   -------------------------
                                                   David M. Willey
                                                   Vice President
Date:  May 15, 1996

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                               ----------------


                                  EXHIBITS

                                     TO

                                  FORM 8-K





                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)

                               INDEX TO EXHIBITS

                                                              SEQUENTIALLY
EXHIBIT                                                       NUMBERED
NUMBER     EXHIBITS                                           PAGE
- ------     --------                                           --------------
   1       April Performance Summary                                 06

   2       Series 1993-1 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           08

   3       Series 1993-3 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           10

   4       Series 1993-4 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           12

   5       Series 1994-1 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           14

   6       Series 1994-2 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           16

   7       Series 1994-3 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           18

   8       Series 1994-4 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           20

   9       Series 1994-A Certificateholder's Statement for
           the month of April 1996                                   22

   10      Series 1995-1 Class A and Class B Certificate-
           holder's Statements for the month of April 1996           23

   11      Series 1995-2 Class A and Class B Certificate-
           holder's Statements for the month of April 1996.          25

   12      Series 1995-3 Class A and Class B Certificate-
           holder's Statements for the month of April 1996.          27

   13      Series 1995-4 Class A and Class B Certificate-
           holder's Statements for the month of April 1996.          29

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : APRIL 1996

Beginning of the Month Principal Receivables :                                                                8,453,047,446.35
                                                                                                          --------------------
Beginning of the Month Finance Charge Receivables :                                                             172,112,927.66
                                                                                                          --------------------
Beginning of the Month Discounted Receivables :                                                                           0.00
                                                                                                          --------------------
Beginning of the Month Total Receivables :                                                                    8,625,160,374.01
                                                                                                          --------------------

Removed Principal Receivables :                                                                                           0.00
                                                                                                          --------------------
Removed Finance Charge Receivables :                                                                                      0.00
                                                                                                          --------------------
Removed Total Receivables :                                                                                               0.00
                                                                                                          --------------------

Additional Principal Receivables :                                                                                        0.00
                                                                                                          --------------------
Additional Finance Charge Receivables :                                                                                   0.00
                                                                                                          --------------------
Additional Total Receivables :                                                                                            0.00
                                                                                                          --------------------

Discounted Receivables Generated this Period                                                                              0.00
                                                                                                          --------------------

End of the Month Principal Receivables :                                                                      8,160,726,031.71
                                                                                                          --------------------
End of the Month Finance Charge Receivables :                                                                   167,963,490.08
                                                                                                          --------------------
End of the Month Discounted Receivables :                                                                                 0.00
                                                                                                          --------------------
End of the Month Total Receivables :                                                                          8,328,689,521.79
                                                                                                          --------------------

Excess Funding Account Balance                                                                                            0.00
                                                                                                          --------------------
Invested Amount of all Master Trust Series                                                                    7,323,801,103.58
                                                                                                          --------------------

End of the Month Seller Percentage                                                                                  10.255520%
                                                                                                          --------------------
CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : APRIL 1996                                                            ACCOUNTS                   RECEIVABLES
                                                                                       --------                   -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                              45,207                  108,710,231.33
                                                                             -----------------            --------------------
   60 - 89 Days Delinquent                                                              26,111                   69,729,301.30
                                                                             -----------------            --------------------
   90 + Days Delinquent                                                                 61,358                  159,658,439.63
                                                                             -----------------            --------------------

   Total 30 + Days Delinquent                                                          132,676                  338,097,972.26
                                                                             -----------------            --------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                            4.06%
                                                                                                          --------------------

Defaulted Accounts During the Month                                                     13,383                   34,159,414.84
                                                                             -----------------            --------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                     4.85%
                                                                                                          --------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : APRIL 1996                                                       COLLECTIONS                    PERCENTAGES
                                                                                  -----------                    -----------
Total Collections and Gross Payment Rate                                        911,592,979.63                          10.57%
                                                                             -----------------            --------------------

Collections of Principal Receivables and Principal Payment Rate                 798,596,015.64                           9.45%
                                                                             -----------------            --------------------

   Prior Month Billed Finance Charge and Fees                                   102,386,571.71
                                                                             -----------------
   Amortized AMF Income                                                           4,102,662.39
                                                                             -----------------
   Interchange Collected                                                          4,737,684.79
                                                                             -----------------
   Recoveries of Charged Off Accounts                                             2,597,418.41
                                                                             -----------------
   Collections of Discounted Receivables                                                  0.00
                                                                             -----------------

Collections of Finance Charge Receivables and Annualized Yield                  113,824,337.30                          16.16%
                                                                             -----------------            --------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : APRIL 1996

Beginning Unamortized AMF Balance                                                                                23,004,628.51
                                                                                                          --------------------
 + AMF Slug for Added Accounts                                                            0.00
                                                                             -----------------
 + AMF Collections                                                                3,275,289.08
                                                                             -----------------
 - Amortized AMF Income                                                           4,102,662.39
                                                                             -----------------
Ending Unamortized AMF Balance                                                                                   22,177,255.20
                                                                                                          --------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : APRIL 1996

Gross Principal Payment Rate                                                             9.45%
                                                                             -----------------

May 17, 1994   3% Discount of Addition                                                                           50,184,973.92
                                                                                                          --------------------
   Total Discounted Receivables Collections as of Beginning of Month             50,184,973.92
                                                                             -----------------
   Collections of Discounted Receivables Current Month                                    0.00
                                                                             -----------------
Discounted Receivables to be Collected                                                                                    0.00
                                                                                                          --------------------


                    CAPITAL ONE BANK
                    as Servicer


                    By :                     /s/ John Schmohl
                                             ---------------------------------
                    Name :                   John Schmohl
                    Title :                  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                               4.3333333333
                                                                                                                    --------------
 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  4.3333333333
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                    --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                        0.0000000000
                                                                                                                    --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                            0.0000000000
                                                                                                                    --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                              4.5000000000
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 4.5000000000
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                    --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                        0.0000000000
                                                                                                                    --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                            0.0000000000
                                                                                                                    --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

                                 CAPITAL ONE BANK
                                 as Servicer


                                 By :          /s/ John Schmohl
                                               ----------------------
                                 Name :        John Schmohl
                                 Title :       Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                              4.0416666667
                                                                                                                   --------------
2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.0416666667
                                                                                                                   --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                         0.0000000000
                                                                                                                   --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
   Investment)                                                                                                       0.0000000000
                                                                                                                   --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                             4.3750000000
                                                                                                                   --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.3750000000
                                                                                                                   --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                   --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                         0.0000000000
                                                                                                                   --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
   Investment)                                                                                                       0.0000000000
                                                                                                                   --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   --------------

                                 CAPITAL ONE BANK
                                 as Servicer


                                 By :          /s/ John Schmohl
                                               -----------------------------
                                 Name :        John Schmohl
                                 Title :       Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                              4.7916666667
                                                                                                                   --------------
2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                 4.7916666667
                                                                                                                   --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                         0.0000000000
                                                                                                                   --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
   Investment)                                                                                                       0.0000000000
                                                                                                                   --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                             4.8333332967
                                                                                                                   --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                4.8333332967
                                                                                                                   --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                   --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                         0.0000000000
                                                                                                                   --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
   Investment)                                                                                                       0.0000000000
                                                                                                                   --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   --------------

                                 CAPITAL ONE BANK
                                 as Servicer


                                 By :          /s/ John Schmohl
                                               -------------------------------
                                 Name :        John Schmohl
                                 Title :       Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                             4.6875000000
                                                                                                                  --------------
2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                4.6875000000
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-1 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                            5.5000000000
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                               5.5000000000
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  --------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-1 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                             47,848,091
                                                                                                                  --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                   47,848,091
                                                                                                                  --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                             4.7166666667
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                4.7166666667
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                            5.7916666667
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                               5.7916666667
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  --------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                             47,848,091
                                                                                                                  --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                   47,848,091
                                                                                                                  --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                             4.7500000000
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                4.7500000000
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                            6.1250001228
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                               6.1250001228
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  --------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                             54,303,682
                                                                                                                  --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                   54,303,682
                                                                                                                  --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                             5.6666666600
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                5.6666666600
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                            5.9166666667
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                               5.9166666667
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  --------------

D) Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                             59,880,240
                                                                                                                  --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                   59,880,224
                                                                                                                  --------------

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-A

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                   3.7363265900
                                                                                                                --------------


2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                    0.0000000000
                                                                                                                --------------


3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                      3.7363265900
                                                                                                                --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                           4.7416666667
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                              4.7416666667
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                              0.0000000000
                                                                                                                --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                          4.8333333333
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                             4.8333333333
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                     0.00
                                                                                                                --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                        99,000,000.00
                                                                                                                --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                              99,000,000.00
                                                                                                                --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                           4.6750000000
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                              4.6750000000
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                              0.0000000000
                                                                                                                --------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996                            46.7500000000
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                   46.7500000000
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                    0.0000000000
                                                                                                                --------------

C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996                           467.5000000000
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                  467.5000000000
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                    0.0000000000
                                                                                                                --------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
   per $1,000 Original Principal Amount.                                                                          4.7666666667
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                             4.7666666667
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                             0.0000000000
                                                                                                                --------------


F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

G) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                           26,250,000
                                                                                                                --------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                 26,250,000
                                                                                                                --------------

                          FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                SERIES 1995-3

    Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                           4.7083333333
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                              4.7083333333
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                              0.0000000000
                                                                                                                --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                          4.8000000000
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                             4.8000000000
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                             0.0000000000
                                                                                                                --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                           73,500,000
                                                                                                                --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                 73,500,000
                                                                                                                --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1995-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of May 15, 1996, and with respect to the performance of the Trust during the month April, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount                                                                           4.5849583333
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                              4.5849583333
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                              0.0000000000
                                                                                                                --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on May 15, 1996
   per $1,000 Original Principal Amount.                                                                          4.7500000000
                                                                                                                --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                             4.7500000000
                                                                                                                --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                             0.0000000000
                                                                                                                --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                            0.00
                                                                                                                --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                      0.0000000000
                                                                                                                --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                0.00
                                                                                                                --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
   Investment)                                                                                                    0.0000000000
                                                                                                                --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                  0.00
                                                                                                                --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                           52,500,000
                                                                                                                --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                 52,500,000
                                                                                                                --------------